EXHIBIT C

          Amendment to Registration Rights Agreement


          Amendment, dated August ___, 1995, among Premier Parks
Inc. (formerly The Tierco Group, Inc.) (the "Company") and each of the parties (the "Purchasers") listed on the signature page hereof.

                    ----------------------

          The Company and the Purchasers are parties to a Registration Rights Agreement, dated as of March 8, 1993 (the
"Registration Rights Agreement"). Capitalized terms not defined herein shall have the meanings ascribed to them in the Registration Rights Agreement.

          The Registration Rights Agreement may be amended pursuant to Article XID thereof with the written consent of the Company and the holders of a majority of the Registrable
Securities.

                      -------------------

          NOW THEREFORE, the parties intending to be legally bound agree as follows:

          1. The first paragraph of Article III of the Registration Rights Agreement is hereby amended in its entirety to read as follows:

              "Commencing on December 31, 1996, the
          following registration rights shall exist until terminated pursuant to Paragraph B of
          Article XI hereof".

          2. Except as amended by this Amendment, the Registration Rights Agreements shall remain in full force and effect.

          3. This Amendment may be executed in counterparts, each of which shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement.

          IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.


                             PREMIER PARKS INC.


                             By:
                                ------------------------------


                             HANSEATIC CORPORATION


                             By: s/Paul A. Biddelman
                                ------------------------------


                             LAWRENCE, TYRRELL, ORTALE &
                                 SMITH II, L.P.


                             By:
                                ------------------------------



                             ------------------------------
                             J. David Grissom



                             ------------------------------
                             Robert Gutenstein



                             ------------------------------
                             John Hill T. Wilson


                             FABRIKANT INTERNATIONAL CORPORATION
                                PROFIT SHARING TRUST


                             By:
                                ------------------------------

          IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.


                             PREMIER PARKS INC.


                             By:
                                ------------------------------


                             HANSEATIC CORPORATION


                             By:
                                ------------------------------


                             LAWRENCE, TYRRELL, ORTALE &
                                 SMITH II, L.P.


                             By: s/Jack Tyrrell, Partner
                                ------------------------------



                             ------------------------------
                             J. David Grissom



                             ------------------------------
                             Robert Gutenstein



                             ------------------------------
                             John Hill T. Wilson


                             FABRIKANT INTERNATIONAL CORPORATION
                                PROFIT SHARING TRUST


                             By:
                                ------------------------------

          IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.


                             PREMIER PARKS INC.


                             By:
                                ------------------------------


                             HANSEATIC CORPORATION


                             By:
                                ------------------------------


                             LAWRENCE, TYRRELL, ORTALE &
                                 SMITH II, L.P.


                             By:
                                ------------------------------


                             s/J. David Grissom
                             ------------------------------
                             J. David Grissom



                             ------------------------------
                             Robert Gutenstein



                             ------------------------------
                             John Hill T. Wilson


                             FABRIKANT INTERNATIONAL CORPORATION
                                PROFIT SHARING TRUST


                             By:
                                ------------------------------

          IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.


                             PREMIER PARKS INC.


                             By: s/Kieran E. Burke
                                ------------------------------


                             HANSEATIC CORPORATION


                             By:
                                ------------------------------


                             LAWRENCE, TYRRELL, ORTALE &
                                 SMITH II, L.P.


                             By:
                                ------------------------------



                             ------------------------------
                             J. David Grissom



                             ------------------------------
                             Robert Gutenstein



                             ------------------------------
                             John Hill T. Wilson


                             FABRIKANT INTERNATIONAL CORPORATION
                                PROFIT SHARING TRUST


                             By:
                                ------------------------------

                             ------------------------------
                             John M. Gellert




                             ------------------------------
                             Catherine A. Gellert



                             ------------------------------
                             David A. Jones



                             ------------------------------
                             Alan N. Locker



                             ------------------------------
                             Alan N. Locker,
                              Trustee f/b/o Judy Sue Locker


                             s/Lewis E. Dickinson
                             ------------------------------
                             Lewis E. Dickinson


                             s/Herbert C. Lang
                             ------------------------------
                             Herbert C. Lang


                             s/Michael H. Lang
                             ------------------------------
                             Michael H. Lang
                             s/John M. Gellert
                             ------------------------------
                             John M. Gellert


                             s/Catherine A. Gellert by
                             Robert Gellert, attorney-in-fact
                             ------------------------------
                             Catherine A. Gellert



                             ------------------------------
                             David A. Jones



                             ------------------------------
                             Alan N. Locker



                             ------------------------------
                             Alan N. Locker,
                              Trustee f/b/o Judy Sue Locker



                             ------------------------------
                             Lewis E. Dickinson



                             ------------------------------
                             Herbert C. Lang



                             ------------------------------
                             Michael H. Lang